Exhibit 99.2

Genworth Financial

FIRST QUARTER FINANCIAL SUPPLEMENT

MARCH 31, 2007

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Table of Contents	Page
Investor Letter	3
Use of Non-GAAP Measures	4
Financial Highlights	5

First Quarter Results
Reconciliation of Net Income to Net Operating Income	7
Net Income and Net Operating Income	8
Consolidated Net Income and Net Operating Income by Quarter	9
Consolidated Balance Sheet	10-11
Consolidated Balance Sheet by Segment	12-13
Deferred Acquisition Costs Rollforward	14

Quarterly Results by Segment
Consolidated Segment Net Income and Segment Net Operating Income	17-19
Segment Net Income and Segment Net Operating Income and Sales—Retirement and Protection	20-32
Segment Net Income and Segment Net Operating Income and Sales—International	33-41
Segment Net Income and Segment Net Operating Income and Sales—U.S. Mortgage Insurance	42-48
Net Loss and Net Operating Loss—Corporate and Other	49-50

Additional Financial Data
Investments Summary	52
Fixed Maturities Summary	53
Commercial Mortgage Loans Data	54
General Account GAAP Net Investment Income Yields	55
Reconciliations of Non-GAAP Measures	56-60

Corporate Information
Industry Ratings	62-63

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Dear Investor,

You will note that this first quarter supplement has some new disclosures in an effort to provide additional transparency into our financial trends. The new disclosures are: (1) balance sheets by segment, (2) loans in default and claims for our international mortgage insurance business, (3) U.S. Mortgage Insurance loan portfolio information, and (4) U.S. Mortgage Insurance primary insurance in-force and risk in-force by year of policy origination.

In addition, a reminder that our group life and health insurance business is now reported as a discontinued operation and is no longer included in our net operating income. The sale of this business is expected to close during the second quarter of 2007.

Once again, thank you for your continued interest in Genworth Financial and please feel free to call one of us with any questions or comments.

Regards,

Alicia Charity

Vice President

Investor Relations

804-662-2248

Linnea Olsen

Director

Investor Relations

804-662-2536

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP(1) financial measure entitled “net operating income.” The company defines net operating income as net income from continuing operations, excluding after-tax net investment gains (losses), net of taxes and other adjustments, changes in accounting principles and infrequent or unusual non-operating items. There were no infrequent or unusual non-operating items excluded from net operating income for the periods presented in this financial supplement other than $14 million after-tax of reorganization related expenses recorded in the first quarter of 2007.

Management believes that analysis of net operating income enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. However, net operating income should not be viewed as a substitute for GAAP net income. In addition, the company’s definition of net operating income may differ from the definitions used by other companies. The table on page 7 of this report provides a reconciliation of net income to net operating income (as defined above) for the three months ended March 31, 2007 and 2006.

This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 56 through 60 of this financial supplement.

(1)	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data	2007	2006
	Q1	Q4	Q3	Q2	Q1
Total stockholders’ equity, excluding accumulated other comprehensive income	$12,197	$12,173	$12,143	$11,977	$11,738
Total accumulated other comprehensive income	1,111	1,157	1,166	233	740

Total stockholders’ equity	$13,308	$13,330	$13,309	$12,210	$12,478

Book value per common share	$30.43	$30.09	$29.44	$26.84	$27.37
Book value per common share, excluding accumulated other comprehensive income	$27.89	$27.48	$26.86	$26.33	$25.74
Common shares outstanding as of balance sheet date	437.4	443.0	452.1	454.9	456.0

	Twelve months ended
Return on Equity (ROE)	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
GAAP Basis ROE	10.9%	11.1%	10.6%	10.8%	10.7%
Operating ROE	11.0%	11.0%	10.6%	10.7%	10.5%

See page 57 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Basic and Diluted Shares	Three months ended March 31, 2007
Weighted-average shares used in basic earnings per common share calculations	441.0
Dilutive securities:
Stock purchase contracts underlying equity units(1)	8.4
Stock options, restricted stock units and stock appreciation rights	5.6

Weighted-average shares used in diluted earnings per common share calculations	455.0

(1)	For more information on our Equity Units, see note 13 (d) in our audited financial statements filed on Form 10-K for the year ended December 31, 2006.

Dilutive Effect of Stock Purchase Contracts Underlying Equity Units	Average market price	Incremental shares(1)
	$31.00	6.1
	$32.00	6.7
	$33.00	7.3
	$34.00	7.8
	$35.00	8.3
	$36.00	8.8
	$37.00	9.3
	$38.00	9.7
	$39.00	10.1
	$40.00	10.5

(1)	Incremental shares are calculated using the treasury stock method.

First Quarter Results

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Reconciliation of Net Income to Net Operating Income

(amounts in millions, except per share data)

	Three months ended March 31,
	2007	2006
Net income	$324	$334
Less income from discontinued operations, net of taxes	(10)	(8)
Less cumulative effect of accounting change, net of taxes	—	(4)

Net income from continuing operations	314	322

Expenses related to reorganization, net of taxes	14	—
Net investment (gains) losses, net of taxes and other adjustments	12	15

Net operating income	$340	$337

Net earnings per common share:
Basic	$0.74	$0.72

Diluted	$0.71	$0.70

Net earnings from continuing operations per common share:
Basic	$0.71	$0.69

Diluted	$0.69	$0.67

Net operating earnings per common share:
Basic	$0.77	$0.72

Diluted	$0.75	$0.70

Weighted-average common shares outstanding:
Basic	441.0	467.0

Diluted	455.0	479.5

	Three months ended March 31,
Adjusted for foreign exchange	2007	2006
Net income	$320	$334

Net income from continuing operations	$310	$322

Net operating income	$336	$337

Net earnings per common share:
Basic	$0.73	$0.72
Diluted	$0.70	$0.70

Net earnings from continuing operations per common share:
Basic	$0.70	$0.69
Diluted	$0.68	$0.67

Net operating earnings per common share:
Basic	$0.76	$0.72
Diluted	$0.74	$0.70

The 2007 amounts exclude the effects of changes in foreign exchange rates on the current period ended and were calculated by applying the same prior year comparable period foreign exchange rates to the current period.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Net Income and Net Operating Income

(amounts in millions)

	Three months ended March 31,
	2007	2006
REVENUES:
Premiums	$1,511	$1,371
Net investment income	984	912
Net investment gains (losses)	(19)	(22)
Policy fees and other income	234	181

Total revenues	2,710	2,442

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,067	915
Interest credited	385	372
Acquisition and operating expenses, net of deferrals	489	436
Amortization of deferred acquisition costs and intangibles	213	164
Interest expense	107	82

Total benefits and expenses	2,261	1,969

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	449	473
Provision for income taxes	135	151
Effective tax rate	30.1%	31.9%

NET INCOME FROM CONTINUING OPERATIONS	314	322
Net income from discontinued operations, net of taxes	10	8

NET INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	324	330
Cumulative effect of accounting change, net of taxes	—	4

NET INCOME	324	334
ADJUSTMENTS TO NET INCOME:
Net income from discontinued operations, net of taxes	(10)	(8)
Net investment (gains) losses, net of taxes and other adjustments	12	15
Expenses related to reorganization, net of taxes	14	—
Cumulative effect of accounting change, net of taxes	—	(4)

NET OPERATING INCOME	$340	$337

Effective tax rate (operating income)	30.4%	32.1%

The operating income effective tax rate for all pages in this financial supplement are calculated using whole dollars. As a result, the percentages shown may differ with the operating income effective tax rate calculated using the rounded numbers in this financial supplement.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Consolidated Net Income and Net Operating Income by Quarter

(amounts in millions, except per share amounts)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,511	$1,446	$1,505	$1,480	$1,371	$5,802
Net investment income	984	1,003	932	940	912	3,787
Net investment gains (losses)	(19)	8	(6)	(49)	(22)	(69)
Policy fees and other income	234	200	184	200	181	765

Total revenues	2,710	2,657	2,615	2,571	2,442	10,285

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,067	1,050	1,061	978	915	4,004
Interest credited	385	388	382	378	372	1,520
Acquisition and operating expenses, net of deferrals	489	446	493	483	436	1,858
Amortization of deferred acquisition costs and intangibles	213	165	160	197	164	686
Interest expense	107	107	87	88	82	364

Total benefits and expenses	2,261	2,156	2,183	2,124	1,969	8,432

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	449	501	432	447	473	1,853
Provision for income taxes	135	140	138	141	151	570

NET INCOME FROM CONTINUING OPERATIONS	314	361	294	306	322	1,283
Net income from discontinued operations, net of taxes	10	12	10	11	8	41

NET INCOME BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	324	373	304	317	330	1,324
Cumulative effect of accounting change, net of taxes	—	—	—	—	4	4

NET INCOME	324	373	304	317	334	1,328
ADJUSTMENTS TO NET INCOME:
Net income from discontinued operations, net of taxes	(10)	(12)	(10)	(11)	(8)	(41)
Net investment (gains) losses, net of taxes and other adjustments	12	(6)	3	22	15	34
Expenses related to reorganization, net of taxes	14	—	—	—	—	—
Cumulative effect of accounting change, net of taxes	—	—	—	—	(4)	(4)

NET OPERATING INCOME	$340	$355	$297	$328	$337	$1,317

Effective tax rate (operating income)	30.4%	27.9%	32.1%	31.9%	32.1%	31.0%

Earnings Per Share Data:
Net earnings from continuing operations per common share
Basic	$0.71	$0.81	$0.65	$0.67	$0.69	$2.81
Diluted	$0.69	$0.78	$0.63	$0.65	$0.67	$2.73
Net earnings per common share
Basic	$0.74	$0.83	$0.67	$0.70	$0.72	$2.91
Diluted	$0.71	$0.81	$0.65	$0.68	$0.70	$2.83
Net operating earnings per common share
Basic	$0.77	$0.79	$0.65	$0.72	$0.72	$2.89
Diluted	$0.75	$0.77	$0.64	$0.70	$0.70	$2.81
Shares outstanding
Basic	441.0	447.4	453.8	455.8	467.0	455.9
Diluted	455.0	460.7	467.2	468.3	479.5	469.4

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet

(amounts in millions)

	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$55,113	$54,684	$53,516	$51,554	$52,758
Equity securities available-for-sale, at fair value	200	197	192	187	193
Commercial mortgage loans	8,508	8,357	8,182	8,072	7,769
Policy loans	1,494	1,489	1,493	1,480	1,356
Other invested assets	3,762	3,846	3,050	1,840	2,738

Total investments	69,077	68,573	66,433	63,133	64,814
Cash and cash equivalents	2,250	2,436	2,296	2,346	1,891
Accrued investment income	810	742	751	653	778
Deferred acquisition costs	6,320	6,183	6,026	5,905	5,682
Intangible assets	802	831	877	936	811
Goodwill	1,604	1,602	1,353	1,351	1,316
Reinsurance recoverable	16,746	16,783	16,907	17,035	17,254
Other assets	808	864	1,193	760	720
Separate account assets	11,216	10,875	10,084	9,625	9,700
Assets associated with discontinued operations	1,925	1,982	1,927	1,902	1,941

Total assets	$111,558	$110,871	$107,847	$103,646	$104,907

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet (continued)

(amounts in millions)

	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future annuity and contract benefits	$63,477	$63,299	$62,777	$62,802	$62,833
Liability for policy and contract claims	3,216	3,114	2,971	2,882	2,848
Unearned premiums	4,422	4,229	4,179	3,955	3,704
Other policyholder liabilities	375	385	454	423	379
Other liabilities	5,702	5,709	5,111	3,596	4,468
Non-recourse funding obligations	2,765	2,765	2,450	2,150	2,150
Short-term borrowings	250	199	295	295	380
Long-term borrowings	3,332	3,321	2,730	2,741	2,729
Senior notes underlying equity units	600	600	600	600	600
Mandatorily redeemable preferred stock	100	100	100	100	100
Deferred tax liability	1,384	1,522	1,411	897	1,132
Separate account liabilities	11,216	10,875	10,084	9,625	9,700
Liabilities associated with discontinued operations	1,411	1,423	1,376	1,370	1,406

Total liabilities	98,250	97,541	94,538	91,436	92,429

Stockholders’ equity:
Common stock	—	—	—	—	—
Additional paid-in capital	10,785	10,759	10,737	10,713	10,682

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses)	418	435	437	(312)	223
Derivatives qualifying as hedges	309	375	377	212	280
Foreign currency translation and other adjustments	384	347	352	333	237

Total accumulated other comprehensive income (loss)	1,111	1,157	1,166	233	740
Retained earnings	3,145	2,914	2,581	2,317	2,035
Treasury stock, at cost	(1,733)	(1,500)	(1,175)	(1,053)	(979)

Total stockholders’ equity	13,308	13,330	13,309	12,210	12,478

Total liabilities and stockholders’ equity	$111,558	$110,871	$107,847	$103,646	$104,907

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet by Segment

(amounts in millions)

	March 31, 2007
	Retirement & Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
ASSETS
Cash and investments	$57,671	$7,827	$3,139	$3,500	$72,137
Deferred acquisition costs and intangible assets	7,648	955	86	37	8,726
Reinsurance recoverable	16,660	81	5	—	16,746
Other assets	210	227	97	274	808
Separate account assets	11,216	—	—	—	11,216
Assets associated with discontinued operations	—	—	—	1,925	1,925

Total assets	$93,405	$9,090	$3,327	$5,736	$111,558

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future annuity and contract benefits	$63,440	$36	$—	$1	$63,477
Liability for policy and contract claims	2,533	428	251	4	3,216
Unearned premiums and other policyholder liabilities	868	3,885	42	2	4,797
Non-recourse funding obligations	2,765	—	—	—	2,765
Deferred tax and other liabilities	3,167	1,106	132	2,681	7,086
Borrowing and capital securities	—	—	—	4,282	4,282
Separate account liabilities	11,216	—	—	—	11,216
Liabilities associated with discontinued operations	—	—	—	1,411	1,411

Total liabilities	83,989	5,455	425	8,381	98,250

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income	8,846	3,207	2,841	(2,697)	12,197
Allocated accumulated other comprehensive income	570	428	61	52	1,111

Total stockholders’ equity	9,416	3,635	2,902	(2,645)	13,308

Total liabilities and stockholders’ equity	$93,405	$9,090	$3,327	$5,736	$111,558

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet by Segment (continued)

(amounts in millions)

	December 31, 2006
	Retirement & Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
ASSETS
Cash and investments	$57,468	$7,231	$3,063	$3,989	$71,751
Deferred acquisition costs and intangible assets	7,559	939	86	32	8,616
Reinsurance recoverable	16,701	77	4	1	16,783
Other assets	217	271	84	292	864
Separate account assets	10,875	—	—	—	10,875
Assets associated with discontinued operations	—	—	—	1,982	1,982

Total assets	$92,820	$8,518	$3,237	$6,296	$110,871

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future annuity and contract benefits	$63,262	$37	$—	$—	$63,299
Liability for policy and contract claims	2,464	409	237	4	3,114
Unearned premiums and other policyholder liabilities	861	3,724	39	(10)	4,614
Non-recourse funding obligations	2,765	—	—	—	2,765
Deferred tax and other liabilities	3,128	1,145	121	2,837	7,231
Borrowing and capital securities	—	—	—	4,220	4,220
Separate account liabilities	10,875	—	—	—	10,875
Liabilities associated with discontinued operations	—	—	—	1,423	1,423

Total liabilities	83,355	5,315	397	8,474	97,541

Stockholders’ equity:
Allocated equity, excluding accumulated other comprehensive income	8,794	2,804	2,777	(2,202)	12,173
Allocated accumulated other comprehensive income	671	399	63	24	1,157

Total stockholders’ equity	9,465	3,203	2,840	(2,178)	13,330

Total liabilities and stockholders’ equity	$92,820	$8,518	$3,237	$6,296	$110,871

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Deferred Acquisition Costs Rollforward

(amounts in millions)

	Retirement and Protection	International	U.S. Mortgage Insurance	Corporate and Other	Total
Deferred Acquisition Costs Rollforward
Unamortized balance as of December 31, 2006	$5,308	$791	$60	$—	$6,159
Costs deferred	212	91	8	—	311
Amortization, net of interest accretion(1)	(80)	(86)	(8)	—	(174)
Impact of foreign currency translation	—	9	—	—	9

Unamortized balance as of March 31, 2007	5,440	805	60	—	6,305
Effect of accumulated net unrealized investment gains (losses)	15	—	—	—	15

Balance as of March 31, 2007	$5,455	$805	$60	$—	$6,320

(1)	Amortization, net of interest accretion, includes $(1) million of amortization related to net investment gains (losses) for our investment contracts.

This Page Left Intentionally Blank

Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Consolidated Segment Net Income and Segment Net Operating Income

(amounts in millions, except per share amounts)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
Retirement and Protection:
Managed Money	$10	$7	$5	$6	$2	$20
Retirement Income	46	49	39	38	49	175
Institutional	14	10	9	13	10	42
Life Insurance	78	83	79	77	74	313
Long-Term Care Insurance	37	35	38	37	43	153

Total Retirement and Protection	185	184	170	171	178	703
International:
International Mortgage Insurance —Canada	55	57	54	51	46	208
—Australia	36	46	26	35	30	137
—Other International	3	4	1	4	1	10
Payment Protection Insurance	29	33	26	29	25	113

Total International	123	140	107	119	102	468
U.S. Mortgage Insurance	65	62	53	72	72	259
Corporate and Other	(33)	(31)	(33)	(34)	(15)	(113)

NET OPERATING INCOME	340	355	297	328	337	1,317
ADJUSTMENTS TO NET OPERATING INCOME:
Net income from discontinued operations, net of taxes	10	12	10	11	8	41
Net investment gains (losses), net of taxes and other adjustments	(12)	6	(3)	(22)	(15)	(34)
Expenses related to reorganization, net of taxes	(14)	—	—	—	—	—
Cumulative effect of accounting change, net of taxes	—	—	—	—	4	4

NET INCOME	$324	$373	$304	$317	$334	$1,328

Earnings Per Share Data:
Net earnings per common share
Basic	$0.74	$0.83	$0.67	$0.70	$0.72	$2.91
Diluted	$0.71	$0.81	$0.65	$0.68	$0.70	$2.83

Net operating earnings per common share
Basic	$0.77	$0.79	$0.65	$0.72	$0.72	$2.89
Diluted	$0.75	$0.77	$0.64	$0.70	$0.70	$2.81

Shares outstanding
Basic	441.0	447.4	453.8	455.8	467.0	455.9
Diluted	455.0	460.7	467.2	468.3	479.5	469.4

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Consolidated Segment Net Income and Segment Net Operating Income

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other	Total
Three months ended March 31, 2007	Managed Money	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance - Canada	Mortgage Insurance - Australia	Other Mortgage Insurance	Payment Protection Insurance	Total
REVENUES:
Premiums	$—	$154	$—	$235	$485	$874	$83	$68	$22	$320	$493	$137	$7	$1,511
Net investment income	1	324	166	157	196	844	29	22	5	32	88	37	15	984
Net investment gains (losses)	—	(9)	(5)	—	(5)	(19)	—	—	—	—	—	—	—	(19)
Policy fees and other income	75	44	—	93	7	219	—	1	—	5	6	7	2	234

Total revenues	76	513	161	485	683	1,918	112	91	27	357	587	181	24	2,710

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	232	—	196	480	908	13	31	5	58	107	52	—	1,067
Interest credited	—	145	141	60	39	385	—	—	—	—	—	—	—	385
Acquisition and operating expenses, net of deferrals	60	34	3	31	84	212	13	12	18	181	224	32	21	489
Amortization of deferred acquisition costs and intangibles	—	45	—	32	27	104	4	5	1	77	87	8	14	213
Interest expense	—	1	—	42	—	43	1	—	—	3	4	—	60	107

Total benefits and expenses	60	457	144	361	630	1,652	31	48	24	319	422	92	95	2,261

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	16	56	17	124	53	266	81	43	3	38	165	89	(71)	449
Provision (benefit) for income taxes	6	16	6	46	19	93	26	7	—	9	42	24	(24)	135

SEGMENT NET INCOME (LOSS) FROM CONTINUING OPERATIONS	10	40	11	78	34	173	55	36	3	29	123	65	(47)	314
ADJUSTMENTS TO SEGMENT NET INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	6	3	—	3	12	—	—	—	—	—	—	—	12
Expenses related to reorganization, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	14	14

SEGMENT NET OPERATING INCOME (LOSS)	$10	$46	$14	$78	$37	$185	$55	$36	$3	$29	$123	$65	$(33)	$340

Effective tax rate (operating income)	36.4%	29.6%	35.5%	37.1%	35.9%	35.0%	32.6%	15.5%	-1.6%	22.8%	25.3%	27.1%	33.7%	30.4%

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Consolidated Segment Net Income and Segment Net Operating Income (continued)

(amounts in millions)

	Retirement and Protection						International					U.S. Mortgage Insurance	Corporate and Other	Total
Three months ended March 31, 2006	Managed Money	Retirement Income	Institutional	Life Insurance	Long-Term Care Insurance	Total	Mortgage Insurance - Canada	Mortgage Insurance - Australia	Other Mortgage Insurance	Payment Protection Insurance	Total
REVENUES:
Premiums	$—	$180	$—	$221	$425	$826	$68	$51	$12	$291	$422	$116	$7	$1,371
Net investment income	—	333	132	138	174	777	25	16	4	22	67	35	33	912
Net investment gains (losses)	—	(7)	(2)	—	4	(5)	1	—	—	—	1	—	(18)	(22)
Policy fees and other income	41	36	—	83	5	165	3	—	—	6	9	5	2	181

Total revenues	41	542	130	442	608	1,763	97	67	16	319	499	156	24	2,442

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	241	—	183	396	820	11	14	2	48	75	19	1	915
Interest credited	—	164	114	60	34	372	—	—	—	—	—	—	—	372
Acquisition and operating expenses, net of deferrals	37	33	2	36	81	189	16	9	11	172	208	33	6	436
Amortization of deferred acquisition costs and intangibles	—	36	—	21	26	83	2	4	1	65	72	8	1	164
Interest expense	—	1	—	25	—	26	—	—	—	—	—	—	56	82

Total benefits and expenses	37	475	116	325	537	1,490	29	27	14	285	355	60	64	1,969

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	4	67	14	117	71	273	68	40	2	34	144	96	(40)	473
Provision (benefit) for income taxes	2	23	5	43	25	98	22	10	1	9	42	24	(13)	151

	2	44	9	74	46	175	46	30	1	25	102	72	(27)	322
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	4	4

SEGMENT NET INCOME (LOSS) FROM CONTINUING OPERATIONS	2	44	9	74	46	175	46	30	1	25	102	72	(23)	326
ADJUSTMENTS TO SEGMENT NET INCOME (LOSS) FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	5	1	—	(3)	3	—	—	—	—	—	—	12	15
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	(4)	(4)

SEGMENT NET OPERATING INCOME (LOSS)	$2	$49	$10	$74	$43	$178	$46	$30	$1	$25	$102	$72	$(15)	$337

Effective tax rate (operating income)	35.5%	34.8%	35.4%	36.5%	35.8%	35.8%	32.3%	26.1%	25.8%	25.7%	29.0%	24.9%	26.9%	32.1%

Retirement and Protection

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income—Retirement and Protection

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$874	$861	$923	$884	$826	$3,494
Net investment income	844	840	803	817	777	3,237
Net investment gains (losses)	(19)	(6)	(6)	(47)	(5)	(64)
Policy fees and other income	219	189	166	178	165	698

Total revenues	1,918	1,884	1,886	1,832	1,763	7,365

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	908	893	935	873	820	3,521
Interest credited	385	388	382	378	372	1,520
Acquisition and operating expenses, net of deferrals	212	207	203	208	189	807
Amortization of deferred acquisition costs and intangibles	104	103	76	106	83	368
Interest expense	43	43	36	35	26	140

Total benefits and expenses	1,652	1,634	1,632	1,600	1,490	6,356

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	266	250	254	232	273	1,009
Provision for income taxes	93	68	87	83	98	336

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	173	182	167	149	175	673

ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	12	2	3	22	3	30

SEGMENT NET OPERATING INCOME	$185	$184	$170	$171	$178	$703

Effective tax rate (operating income)	35.0%	26.6%	34.5%	35.8%	35.8%	33.3%

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income, Sales and Assets Under Management—Managed Money

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	1	1	—	1	—	2
Net investment gains (losses)	—	—	—	—	—	—
Policy fees and other income	75	64	46	46	41	197

Total revenues	76	65	46	47	41	199

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—
Interest credited	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	60	53	38	39	37	167
Amortization of deferred acquisition costs and intangibles	—	—	—	—	—	—
Interest expense	—	—	—	—	—	—

Total benefits and expenses	60	53	38	39	37	167

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	16	12	8	8	4	32
Provision for income taxes	6	5	3	2	2	12

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	10	7	5	6	2	20

ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$10	$7	$5	$6	$2	$20

Effective tax rate (operating income)	36.4%	37.6%	36.9%	38.0%	35.5%	37.2%

SALES:
Sales by Distribution Channel:
Independent Producers	$1,400	$984	$373	$417	$299	$2,073
Dedicated Sales Specialists	312	233	229	226	283	971

Total Sales	$1,712	$1,217	$602	$643	$582	$3,044

ASSETS UNDER MANAGEMENT:
Account value, beginning of the period	$17,293	$6,766	$6,143	$5,824	$5,180	$5,180
Acquisitions(1)	—	9,110	—	—	—	9,110
Deposits	1,712	1,217	602	643	582	3,044
Interest credited and investment performance	232	696	154	(159)	254	945
Surrenders, benefits and product charges	(431)	(496)	(133)	(165)	(192)	(986)

Account value, end of period	$18,806	$17,293	$6,766	$6,143	$5,824	$17,293

Sales for our managed assets represent new deposits.

Managed Money results represent AssetMark Investment Services, Inc., Genworth Financial Asset Management, Inc., Genworth Financial Advisers Corporation, Genworth Financial Trust Company and Capital Brokerage Corporation.

(1)	On October 20, 2006, we acquired AssetMark Investment Services, Inc., an investment management and advisory company. Assets under management at acquisition date were $9,110 million.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income—Retirement Income

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$154	$146	$210	$200	$180	$736
Net investment income	324	330	331	341	333	1,335
Net investment gains (losses)	(9)	(7)	(7)	(42)	(7)	(63)
Policy fees and other income	44	40	39	38	36	153

Total revenues	513	509	573	537	542	2,161

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	232	223	284	267	241	1,015
Interest credited	145	153	158	159	164	634
Acquisition and operating expenses, net of deferrals	34	31	36	39	33	139
Amortization of deferred acquisition costs and intangibles	45	52	45	40	36	173
Interest expense	1	1	2	1	1	5

Total benefits and expenses	457	460	525	506	475	1,966

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	56	49	48	31	67	195

Provision for income taxes	16	3	13	11	23	50

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	40	46	35	20	44	145
ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	6	3	4	18	5	30

SEGMENT NET OPERATING INCOME	$46	$49	$39	$38	$49	$175

Effective tax rate (operating income)	29.6%	7.8%	27.6%	34.4%	34.8%	27.3%

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Retirement Income—Fee-Based

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	4	5	5	5	4	19
Net investment gains (losses)	—	1	(1)	—	—	—
Policy fees and other income	38	36	33	31	30	130

Total revenues	42	42	37	36	34	149

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	4	3	3	3	1	10
Interest credited	4	3	3	4	4	14
Acquisition and operating expenses, net of deferrals	10	6	9	10	6	31
Amortization of deferred acquisition costs and intangibles	7	6	6	6	5	23
Interest expense	—	—	—	—	—	—

Total benefits and expenses	25	18	21	23	16	78

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	17	24	16	13	18	71
Provision for income taxes	2	5	1	4	5	15

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	15	19	15	9	13	56
ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	(1)	1	—	—	—

SEGMENT NET OPERATING INCOME	$15	$18	$16	$9	$13	$56

Effective tax rate (operating income)	10.9%	20.8%	7.7%	27.7%	29.7%	21.2%

SALES:
Sales by Product:
Income Distribution Series(1)	$409	$400	$327	$307	$264	$1,298
Traditional Variable Annuities	134	130	111	140	138	519
Variable Life	1	3	3	1	4	11

Total Sales	$544	$533	$441	$448	$406	$1,828

Sales by Distribution Channel:
Financial Intermediaries	$513	$498	$408	$420	$375	$1,701
Independent Producers	12	10	12	9	9	40
Dedicated Sales Specialists	19	25	21	19	22	87

Total Sales	$544	$533	$441	$448	$406	$1,828

Sales from our fee-based products represent new and additional premiums/deposits.

(1)

The Income Distribution Series products are comprised of our retirement income deferred and immediate variable annuity products, including those variable annuity products with rider options that provide similar income features. These products do not include fixed single premium immediate or deferred annuities, which also may serve income distribution needs.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income—Fee-Based

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
Income Distribution Series(1)
Account value, net of reinsurance, beginning of period	$2,402	$1,929	$1,555	$1,235	$911	$911
Deposits	421	411	334	350	281	1,376
Interest credited and investment performance	50	105	68	(5)	59	227
Surrenders, benefits and product charges	(60)	(43)	(28)	(25)	(16)	(112)

Account value, net of reinsurance, end of period	2,813	2,402	1,929	1,555	1,235	2,402

Traditional Variable Annuities
Account value, net of reinsurance, beginning of period	1,780	1,585	1,458	1,360	1,182	1,182
Deposits	130	126	105	147	132	510
Interest credited and investment performance	36	104	54	(19)	78	217
Surrenders, benefits and product charges	(41)	(35)	(32)	(30)	(32)	(129)

Account value, net of reinsurance, end of period	1,905	1,780	1,585	1,458	1,360	1,780

Variable Life Insurance
Account value, beginning of the period	391	371	367	377	363	363
Deposits	5	7	7	7	9	30
Interest credited and investment performance	12	23	10	(5)	18	46
Surrenders, benefits and product charges	(12)	(10)	(13)	(12)	(13)	(48)

Account value, end of period	396	391	371	367	377	391

Total Retirement Income—Fee-Based	$5,114	$4,573	$3,885	$3,380	$2,972	$4,573

(1)

The Income Distribution Series products are comprised of our retirement income deferred and immediate variable annuity products, including those variable annuity products with rider options that provide similar income features. These products do not include fixed single premium immediate or deferred annuities, which also may serve income distribution needs.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Retirement Income—Spread-Based

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$154	$146	$210	$200	$180	$736
Net investment income	320	325	326	336	329	1,316
Net investment gains (losses)	(9)	(8)	(6)	(42)	(7)	(63)
Policy fees and other income	6	4	6	7	6	23

Total revenues	471	467	536	501	508	2,012

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	228	220	281	264	240	1,005
Interest credited	141	150	155	155	160	620
Acquisition and operating expenses, net of deferrals	24	25	27	29	27	108
Amortization of deferred acquisition costs and intangibles	38	46	39	34	31	150
Interest expense	1	1	2	1	1	5

Total benefits and expenses	432	442	504	483	459	1,888

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	39	25	32	18	49	124
Provision (benefit) for income taxes	14	(2)	12	7	18	35

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	25	27	20	11	31	89
ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	6	4	3	18	5	30

SEGMENT NET OPERATING INCOME	$31	$31	$23	$29	$36	$119

Effective tax rate (operating income)	36.2%	-1.3%	37.3%	36.5%	36.4%	29.9%

SALES:
Sales by Product:
Structured Settlements	$47	$10	$37	$43	$47	$137
Single Premium Immediate Annuities	200	228	250	215	200	893
Fixed Annuities	167	202	360	261	189	1,012

Total Sales	$414	$440	$647	$519	$436	$2,042

Sales by Distribution Channel:
Financial Intermediaries	$275	$322	$517	$409	$323	$1,571
Independent Producers	131	108	112	106	107	433
Dedicated Sales Specialists	8	10	18	4	6	38

Total Sales	$414	$440	$647	$519	$436	$2,042

PREMIUMS:
Premiums by Product:
Single Premium Immediate Annuities	$111	$137	$178	$160	$129	$604
Structured Settlements	43	9	32	40	51	132

Total Premiums	$154	$146	$210	$200	$180	$736

Sales from our life-contingent spread-based retail products represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period. Sales from our non-life-contingent spread-based retail products represent new and additional premiums/deposits.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income—Spread-Based

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
Fixed Annuities
Account value, net of reinsurance, beginning of period	$13,972	$14,449	$14,835	$15,241	$15,547	$15,547
Deposits	207	245	424	326	267	1,262
Interest credited	124	133	137	139	145	554
Surrenders, benefits and product charges	(781)	(855)	(947)	(871)	(718)	(3,391)

Account value, net of reinsurance, end of period	13,522	13,972	14,449	14,835	15,241	13,972

Single Premium Immediate Annuities
Account value, net of reinsurance, beginning of period	6,174	6,064	5,888	5,772	5,680	5,680
Premiums and deposits	237	269	294	290	250	1,103
Interest credited	84	83	82	78	80	323
Surrenders, benefits and product charges	(234)	(242)	(200)	(252)	(238)	(932)

Account value, net of reinsurance, end of period	6,261	6,174	6,064	5,888	5,772	6,174

Structured Settlements
Account value, net of reinsurance, beginning of period	1,011	1,003	966	925	871	871
Premiums and deposits	47	9	37	45	58	149
Interest credited	14	14	14	13	12	53
Surrenders, benefits and product charges	(14)	(15)	(14)	(17)	(16)	(62)

Account value, net of reinsurance, end of period	1,058	1,011	1,003	966	925	1,011

Total Retirement Income—Spread-Based, net of reinsurance	$20,841	$21,157	$21,516	$21,689	$21,938	$21,157

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Institutional

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—
Net investment income	166	157	144	145	132	578
Net investment gains (losses)	(5)	—	(1)	(3)	(2)	(6)
Policy fees and other income	—	—	—	—	—	—

Total revenues	161	157	143	142	130	572

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—
Interest credited	141	139	128	123	114	504
Acquisition and operating expenses, net of deferrals	3	2	2	2	2	8
Amortization of deferred acquisition costs and intangibles	—	—	1	—	—	1
Interest expense	—	—	—	—	—	—

Total benefits and expenses	144	141	131	125	116	513

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	17	16	12	17	14	59
Provision for income taxes	6	6	4	6	5	21

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	11	10	8	11	9	38
ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	3	—	1	2	1	4

SEGMENT NET OPERATING INCOME	$14	$10	$9	$13	$10	$42

Effective tax rate (operating income)	35.5%	35.6%	35.4%	35.4%	35.4%	35.5%

SALES:
Sales by Product:
Guaranteed Investment Contracts (GICs)	$22	$85	$146	$29	$57	$317
Funding Agreements Backing Notes	600	800	450	300	700	2,250
Funding Agreements	—	—	—	50	—	50

Total Sales	$622	$885	$596	$379	$757	$2,617

Sales from our Institutional products represent new and additional premiums/deposits. These products are sold through specialized brokers and investment brokers as well as directly to the contractholder.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Assets Under Management—Institutional

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
GICs, Funding Agreements and Funding Agreements Backing Notes
Account value, net of reinsurance, beginning of period	$10,483	$9,812	$9,886	$9,766	$9,777	$9,777
Deposits	722	971	676	498	980	3,125
Interest credited	141	139	128	123	114	504
Surrenders and benefits	(629)	(439)	(878)	(501)	(1,105)	(2,923)
Foreign currency translation	7	—	—	—	—	—

Account value, end of period	$10,724	$10,483	$9,812	$9,886	$9,766	$10,483

By Contract Type:
Guaranteed Investment Contracts	$2,073	$2,241	$2,373	$2,619	$2,849
Funding agreements backing notes	5,953	5,544	4,741	4,569	4,270
Funding agreements	2,698	2,698	2,698	2,698	2,647

	$10,724	$10,483	$9,812	$9,886	$9,766

Funding agreements by liquidity provisions:
90 day	$425	$425	$425	$425	$425
180 day	450	450	450	450	450
No put	1,235	1,235	1,235	1,485	1,485
13 month rolling maturity	575	575	575	325	275
Accrued interest	13	13	13	13	12

Total funding agreements	$2,698	$2,698	$2,698	$2,698	$2,647

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Life Insurance

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$235	$225	$228	$226	$221	$900
Net investment income	157	156	146	146	138	586
Net investment gains (losses)	—	—	(3)	(1)	—	(4)
Policy fees and other income	93	82	74	86	83	325

Total revenues	485	463	445	457	442	1,807

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	196	178	183	171	183	715
Interest credited	60	59	59	60	60	238
Acquisition and operating expenses, net of deferrals	31	32	39	35	36	142
Amortization of deferred acquisition costs and intangibles	32	33	7	38	21	99
Interest expense	42	42	34	34	25	135

Total benefits and expenses	361	344	322	338	325	1,329

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	124	119	123	119	117	478
Provision for income taxes	46	36	45	43	43	167

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	78	83	78	76	74	311
ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	1	1	—	2

SEGMENT NET OPERATING INCOME	$78	$83	$79	$77	$74	$313

Effective tax rate (operating income)	37.1%	29.7%	36.6%	36.6%	36.5%	34.9%

SALES:
Sales by Product:
Term Life	$29	$33	$36	$37	$34	$140
Universal Life:
Annualized first-year deposits	11	13	9	10	9	41
Excess deposits(1)	48	33	24	22	19	98

Total Universal Life	59	46	33	32	28	139

Total Sales	$88	$79	$69	$69	$62	$279

Sales by Distribution Channel:
Financial Intermediaries	$1	$1	$1	$1	$1	$4
Independent Producers	87	78	68	68	61	275

Total Sales	$88	$79	$69	$69	$62	$279

Sales from our term life insurance product represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period. Sales from our universal life product represent annualized first-year deposits and excess deposits.

(1)	Excess deposits reported in the fourth quarter of 2006 include $8 million of sales from the second and third quarters of 2006 not previously recognized.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Life Insurance In-force

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1
Term life insurance
Life insurance in-force, net of reinsurance	$439,380	$429,803	$422,163	$409,103	$393,812
Life insurance in-force before reinsurance	$602,725	$595,045	$583,780	$571,014	$554,472

Universal and whole life insurance
Life insurance in-force, net of reinsurance	$40,912	$40,669	$41,595	$40,850	$40,890
Life insurance in-force before reinsurance	$49,834	$49,572	$49,337	$49,207	$49,335

Total life insurance
Life insurance in-force, net of reinsurance	$480,292	$470,472	$463,758	$449,953	$434,702
Life insurance in-force before reinsurance	$652,559	$644,617	$633,117	$620,221	$603,807

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Long-Term Care Insurance

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$485	$490	$485	$458	$425	$1,858
Net investment income	196	196	182	184	174	736
Net investment gains (losses)	(5)	1	5	(1)	4	9
Policy fees and other income	7	3	7	8	5	23

Total revenues	683	690	679	649	608	2,626

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	480	492	468	435	396	1,791
Interest credited	39	37	37	36	34	144
Acquisition and operating expenses, net of deferrals	84	89	88	93	81	351
Amortization of deferred acquisition costs and intangibles	27	18	23	28	26	95
Interest expense	—	—	—	—	—	—

Total benefits and expenses	630	636	616	592	537	2,381

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	53	54	63	57	71	245
Provision for income taxes	19	18	22	21	25	86

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	34	36	41	36	46	159

ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	3	(1)	(3)	1	(3)	(6)

SEGMENT NET OPERATING INCOME	$37	$35	$38	$37	$43	$153

Effective tax rate (operating income)	35.9%	32.8%	35.8%	35.8%	35.8%	35.1%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$7	$7	$6	$5	$6	$24
Independent Producers	24	24	27	22	21	94
Dedicated Sales Specialists	10	11	11	14	14	50

Total Individual Long-Term Care	41	42	44	41	41	168

Group Long-Term Care	—	—	—	1	—	1
Medicare Supplement and Other A&H	7	7	7	9	7	30
Linked Benefit	4	3	—	—	—	3

Total Sales	$52	$52	$51	$51	$48	$202

LOSS RATIOS:
Total Long-Term Care
Earned Premium	$419	$423	$418	$407	$399	$1,647
Loss Ratio(1)	65.4%	71.5%	65.6%	64.4%	59.6%	65.4%
Gross Benefits Ratio(2)	101.0%	106.3%	99.1%	98.0%	92.7%	99.1%
Medicare Supplement and A&H(3)
Earned Premium	$67	$69	$69	$53	$26	$217
Loss Ratio(1)	80.7%	60.7%	76.5%	67.6%	94.6%	71.4%

Sales from our long-term care products represent annualized first-year premiums and deposits. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period.

(1)	We calculate the loss ratio for our products by dividing benefits and other changes in policy reserves less tabular interest on reserves less loss adjustment expenses by net earned premiums.

(2)	We calculate the gross benefits ratio by dividing the benefits and other changes in policy reserves by net earned premium.

(3)	The Medicare Supplement and A&H earned premium and loss ratio does not include the linked benefit product.

International

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income—International

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$493	$446	$454	$473	$422	$1,795
Net investment income	88	101	75	71	67	314
Net investment gains (losses)	—	1	(1)	—	1	1
Policy fees and other income	6	3	10	12	9	34

Total revenues	587	551	538	556	499	2,144

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	107	103	81	80	75	339
Acquisition and operating expenses, net of deferrals	224	188	228	226	208	850
Amortization of deferred acquisition costs and intangibles	87	55	73	83	72	283
Interest expense	4	6	—	—	—	6

Total benefits and expenses	422	352	382	389	355	1,478

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	165	199	156	167	144	666
Provision for income taxes	42	58	49	48	42	197

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	123	141	107	119	102	469
ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	(1)	—	—	—	(1)

SEGMENT NET OPERATING INCOME(1)	$123	$140	$107	$119	$102	$468

Effective tax rate (operating income)	25.3%	29.1%	30.9%	29.1%	29.0%	29.5%

(1)	Segment net operating income adjusted for foreign exchange for our International segment was $119 million for the three months ended March 31, 2007.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—International Mortgage Insurance—Canada

(amounts in millions)

	2007	2006
	Q1	Q4(3)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$83	$88	$78	$72	$68	$306
Net investment income	29	30	27	26	25	108
Net investment gains (losses)	—	2	—	—	1	3
Policy fees and other income	—	—	3	5	3	11

Total revenues	112	120	108	103	97	428

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	13	14	11	5	11	41
Acquisition and operating expenses, net of deferrals	13	15	16	19	16	66
Amortization of deferred acquisition costs and intangibles	4	3	3	3	2	11
Interest Expense	1	—	—	—	—	—

Total benefits and expenses	31	32	30	27	29	118

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	81	88	78	76	68	310
Provision for income taxes	26	30	24	25	22	101

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	55	58	54	51	46	209
ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	(1)	—	—	—	(1)

SEGMENT NET OPERATING INCOME(1)	$55	$57	$54	$51	$46	$208

Effective tax rate (operating income)	32.6%	34.4%	30.4%	32.3%	32.3%	32.4%

SALES:
New Insurance Written (NIW):
Flow	$6,000	$6,500	$8,100	$6,000	$4,000	$24,600
Bulk	400	300	2,700	200	—	3,200

Total International Mortgage Insurance Canada NIW(2)	$6,400	$6,800	$10,800	$6,200	$4,000	$27,800

Sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued mortgage insurance during the specified period.

(1)	Segment net operating income for our Canada platform adjusted for foreign exchange was $56 million for the three months ended March 31, 2007.

(2)	New insurance written for our Canada platform adjusted for foreign exchange was $6,500 for the three months ended March 31, 2007.

(3)

Included in the results for the fourth quarter of 2006 are adjustments related to the premium recognition curve and loss factor update. These adjustments favorably impacted segment net operating income by $5 million in the fourth quarter of 2006. For further details, see our fourth quarter 2006 financial supplement on our website at www.genworth.com.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—International Mortgage Insurance—Australia

(amounts in millions)

	2007	2006
	Q1	Q4 (3)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$68	$110	$48	$57	$51	$266
Net investment income	22	22	20	17	16	75
Net investment gains (losses)	—	(1)	(1)	—	—	(2)
Policy fees and other income	1	—	—	—	—	—

Total revenues	91	131	67	74	67	339

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	31	52	18	17	14	101
Acquisition and operating expenses, net of deferrals	12	11	8	9	9	37
Amortization of deferred acquisition costs and intangibles	5	5	4	2	4	15
Interest Expense	—	—	—	—	—	—

Total benefits and expenses	48	68	30	28	27	153

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	43	63	37	46	40	186
Provision for income taxes	7	17	11	11	10	49

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	36	46	26	35	30	137
ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME(1)	$36	$46	$26	$35	$30	$137

Effective tax rate (operating income)	15.5%	26.8%	27.0%	26.0%	26.1%	26.5%

SALES:
New Insurance Written (NIW):
Flow	$10,800	$9,800	$10,700	$9,400	$11,900	$41,800
Bulk	2,300	800	1,800	200	500	3,300

Total International Mortgage Insurance Australia NIW(2)	$13,100	$10,600	$12,500	$9,600	$12,400	$45,100

Sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued mortgage insurance during the specified period.

(1)	Segment net operating income for our Australia platform adjusted for foreign exchange was $34 million for the three months ended March 31, 2007.

(2)	New insurance written for our Australia platform adjusted for foreign exchange was $12,400 for the three months ended March 31, 2007.

(3)

Included in the results for the fourth quarter of 2006 are adjustments related to the premium recognition curve and loss factor update. These adjustments favorably impacted segment net operating income by $10 million in the fourth quarter of 2006. For further details, see our fourth quarter 2006 financial supplement on our website at www.genworth.com.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Other International Mortgage Insurance

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$22	$22	$18	$22	$12	$74
Net investment income	5	4	5	5	4	18
Net investment gains (losses)	—	—	—	—	—	—
Policy fees and other income	—	1	—	—	—	1

Total revenues	27	27	23	27	16	93

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	5	1	3	4	2	10
Acquisition and operating expenses, net of deferrals	18	20	17	16	11	64
Amortization of deferred acquisition costs and intangibles	1	2	1	1	1	5
Interest Expense	—	—	—	—	—	—

Total benefits and expenses	24	23	21	21	14	79

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	3	4	2	6	2	14
Provision for income taxes	—	—	1	2	1	4
SEGMENT NET INCOME FROM CONTINUING OPERATIONS	3	4	1	4	1	10
ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME(1)	$3	$4	$1	$4	$1	$10

Effective tax rate (operating income)	-1.6%	15.5%	-10.7%	25.5%	25.8%	29.2%

SALES:
New Insurance Written (NIW):
Flow	$4,900	$5,400	$4,600	$4,600	$3,800	$18,400
Bulk	3,800	2,800	800	1,300	200	5,100

Total Other International NIW(2)	$8,700	$8,200	$5,400	$5,900	$4,000	$23,500

Sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued mortgage insurance during the specified period.

(1)	Segment net operating income for our Other International platform adjusted for foreign exchange was $2 million for the three months ended March 31, 2007.

(2)	New insurance written for our Other International platform adjusted for foreign exchange was $8,300 for the three months ended March 31, 2007.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
Net Premiums Written
Canada	$137	$145	$178	$123	$79	$525
Australia	102	75	91	74	93	333
Other International	83	62	42	47	32	183

Total International Net Premiums Written	$322	$282	$311	$244	$204	$1,041

Loss Ratio(1)
Canada	16%	16%	14%	7%	16%	13%
Australia	46%	47%	37%	30%	29%	38%
Other International	24%	6%	18%	15%	14%	13%
Total International Loss Ratio	29%	30%	22%	17%	21%	24%

Expense Ratio(2)
Canada	12%	13%	11%	18%	23%	15%
Australia	17%	22%	13%	15%	14%	16%
Other International	23%	34%	43%	34%	41%	37%
Total International Expense Ratio	16%	20%	16%	20%	21%	19%

Primary Insurance In-force
Canada	$119,700	$113,200	$112,200	$101,900	$92,800
Australia	185,200	174,100	167,300	133,100	133,600
Other International	56,000	44,700	40,100	36,600	30,400

Total International Primary Insurance In-force	$360,900	$332,000	$319,600	$271,600	$256,800

Total Risk In-force(3)
Canada	$41,900	$39,600	$39,300	$35,700	$32,500
Australia	64,800	61,000	58,500	46,600	46,700
Other International	6,900	5,700	4,900	4,300	3,600

Total International Risk In-force	$113,600	$106,300	$102,700	$86,600	$82,800

The loss and expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	The ratio of incurred losses and loss adjustment expense to net premiums earned.

(2)

The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

(3)

Our businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans we insure in those markets. For the purpose of representing our risk in-force, we have computed an “Effective Risk In-force” amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents our highest expected average per-claim payment for any one underwriting year over the life of our businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Loans in Default and Claims—International Mortgage Insurance

Primary Insurance	March 31, 2007	December 31, 2006
Insured loans in-force	2,600,997	2,437,746
Loans in default	9,895	8,870
Percentage of loans in default (default rate)	0.4%	0.4%

Flow loans in-force	2,279,741	2,156,641
Flow loans in default	9,455	8,599
Percentage of flow loans in default (default rate)	0.4%	0.4%

Bulk loans in-force	321,256	281,105
Bulk loans in default	440	271
Percentage of bulk loans in default (default rate)	0.1%	0.1%

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Payment Protection Insurance

(amounts in millions)

	2007	2006
	Q1	Q4(1)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$320	$226	$310	$322	$291	$1,149
Net investment income	32	45	23	23	22	113
Net investment gains (losses)	—	—	—	—	—	—
Policy fees and other income	5	2	7	7	6	22

Total revenues	357	273	340	352	319	1,284

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	58	36	49	54	48	187
Acquisition and operating expenses, net of deferrals	181	142	187	182	172	683
Amortization of deferred acquisition costs and intangibles	77	45	65	77	65	252
Interest expense	3	6	—	—	—	6

Total benefits and expenses	319	229	301	313	285	1,128

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	38	44	39	39	34	156
Provision for income taxes	9	11	13	10	9	43

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	29	33	26	29	25	113
ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME(2)	$29	$33	$26	$29	$25	$113

Effective tax rate (operating income)	22.8%	23.8%	32.9%	27.2%	25.7%	27.4%

SALES:
Payment Protection:
Traditional indemnity premiums	$364	$203	$424	$454	$389	$1,470
Premium equivalents for administrative services only business	50	51	31	14	30	126
Reinsurance premiums assumed accounted for under the deposit method	172	437	97	32	—	566

Total Payment Protection(3)	586	691	552	500	419	2,162
Mexico operations	19	18	18	15	16	67

Total Sales	$605	$709	$570	$515	$435	$2,229

Sales from our payment protection insurance business represent total written premiums, deposits and premium equivalents for third-party administered business, gross of ceded reinsurance and cancellations, during the specified period.

Sales from our Mexico operations represent net written premium, net of cancellations.

(1)

During the fourth quarter of 2006, approximately $73 million of premiums related to certain reinsurance assumed business were reclassified from reinsurance accounting to the deposit method of accounting. This change in accounting also resulted in reclassifications in the investment income, benefits and other changes in policyholder reserves and interest expense captions on the income statement, but had no impact on segment net income or segment net operating income in the fourth quarter of 2006. The fourth quarter 2006 reclassification to the deposit method of accounting presented above was a cumulative catch-up for the previous three quarters of 2006. To better facilitate the analysis of PPI’s sales, revenue and expense trends, page 41 presents all 2006 quarterly income statements and sales data on a basis consistent with these reinsurance assumed arrangements being accounted for under the deposit method of accounting. This change in accounting had no impact on segment net income from continuing operations or segment net operating income for all periods presented.

(2)	Segment net operating income adjusted for foreign exchange for our payment protection insurance business was $27 million for the three months ended March 31, 2007.

(3)	Sales adjusted for foreign exchange for our payment protection insurance business was $539 million for the three months ended March 31, 2007.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Payment Protection Insurance

(Supplemental Analysis—Prior Quarters Adjusted for Change in Accounting)

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$320	$277	$287	$306	$279	$1,149
Net investment income	32	29	31	28	25	113
Net investment gains (losses)	—	—	—	—	—	—
Policy fees and other income	5	8	3	5	6	22

Total revenues	357	314	321	339	310	1,284

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	58	54	41	48	44	187
Acquisition and operating expenses, net of deferrals	181	151	183	179	170	683
Amortization of deferred acquisition costs and intangibles	77	64	56	72	60	252
Interest expense	3	1	2	1	2	6

Total benefits and expenses	319	270	282	300	276	1,128

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	38	44	39	39	34	156
Provision for income taxes	9	11	13	10	9	43

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	29	33	26	29	25	113
ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$29	$33	$26	$29	$25	$113

Effective tax rate (operating income)	22.8%	23.8%	32.9%	27.2%	25.7%	27.4%

SALES:
Payment Protection:
Traditional indemnity premiums	$364	$476	$307	$369	$318	$1,470
Premium equivalents for administrative services only business	50	51	31	14	30	126
Reinsurance premiums assumed accounted for under the deposit method	172	164	214	117	71	566

Total Payment Protection	586	691	552	500	419	2,162
Mexico operations	19	18	18	15	16	67

Total Sales	$605	$709	$570	$515	$435	$2,229

PREMIUMS:
Continuing business	$305	$271	$265	$269	$254	$1,059
Travel and runoff block	15	6	22	37	25	90

Total Premiums	$320	$277	$287	$306	$279	$1,149

Supplemental Analysis for Change in Accounting:

During the fourth quarter of 2006, approximately $73 million of premiums related to certain reinsurance assumed business were reclassified from reinsurance accounting to the deposit method of accounting. This change in accounting also resulted in reclassifications in the investment income, benefits and other changes in policyholder reserves and interest expense captions on the income statement, but had no impact on segment net income or segment net operating income in the fourth quarter of 2006. The fourth quarter 2006 reclassification to the deposit method of accounting presented on page 40 was treated as a cumulative catch-up for the previous three quarters of 2006.

To better facilitate the analysis of PPI’s sales, revenue and expense trends, the above represents all 2006 quarterly income statements and sales data on a basis consistent with these reinsurance assumed arrangements being accounted for under the deposit method of accounting. This change in accounting had no impact on segment net income from continuing operations or segment net operating income for all periods presented.

U.S. Mortgage Insurance

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—U.S. Mortgage Insurance

(amounts in millions)

	2007	2006
	Q1	Q4(1)	Q3	Q2	Q1	Total
REVENUES:
Premiums	$137	$136	$118	$116	$116	$486
Net investment income	37	34	34	37	35	140
Net investment gains (losses)	—	4	1	1	—	6
Policy fees and other income	7	6	7	8	5	26

Total revenues	181	180	160	162	156	658

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	52	54	44	24	19	141
Acquisition and operating expenses, net of deferrals	32	32	37	34	33	136
Amortization of deferred acquisition costs and intangibles	8	6	9	7	8	30

Total benefits and expenses	92	92	90	65	60	307

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	89	88	70	97	96	351
Provision for income taxes	24	24	17	24	24	89

SEGMENT NET INCOME FROM CONTINUING OPERATIONS	65	64	53	73	72	262
ADJUSTMENT TO SEGMENT NET INCOME FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	(2)	—	(1)	—	(3)

SEGMENT NET OPERATING INCOME	$65	$62	$53	$72	$72	$259

Effective tax rate (operating income)	27.1%	26.3%	24.0%	25.2%	24.9%	25.1%

SALES:
New Insurance Written (NIW):
Flow	$6,900	$7,300	$6,900	$6,700	$5,500	$26,400
Bulk	6,100	8,100	1,200	1,400	1,300	12,000
Pool	100	200	100	100	—	400

Total U.S. Mortgage NIW	$13,100	$15,600	$8,200	$8,200	$6,800	$38,800

Sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued mortgage insurance during the specified period.

(1)

Included in the results for the fourth quarter of 2006 are adjustments related to the premium recognition curve and loss factor update. These adjustments favorably impacted segment net operating income by $5 million in the fourth quarter of 2006. For further details, see our fourth quarter 2006 financial supplement on our website at www.genworth.com.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—U.S. Mortgage Insurance

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
New Insurance Written	$13,100	$15,600	$8,200	$8,200	$6,800	$38,800

Net Premiums Written	$140	$138	$121	$119	$115	$493

New Risk Written
Flow	$1,695	$1,776	$1,773	$1,697	$1,404	$6,650
Bulk	198	257	40	41	102	440

Total Primary	1,893	2,033	1,813	1,738	1,506	7,090
Pool	3	9	3	2	2	16

Total New Risk Written	$1,896	$2,042	$1,816	$1,740	$1,508	$7,106

Loss Ratio(1)	38%	40%	37%	21%	16%	29%

Expense Ratio(2)	29%	28%	37%	35%	36%	34%

Primary Insurance In-force	$120,500	$113,400	$104,000	$102,000	$100,500

Risk In-force
Flow	$23,013	$22,484	$21,962	$21,555	$21,328
Bulk	978	783	534	498	460

Total Primary	23,991	23,267	22,496	22,053	21,788
Pool	436	452	468	494	516

Total Risk In-force	$24,427	$23,719	$22,964	$22,547	$22,304

The loss and expense ratios included above are calculated using whole dollars and may be different than the ratios calculated using the rounded numbers included herein.

(1)	The ratio of incurred losses and loss adjustment expense to net premiums earned.

(2)

The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles. Prior quarter expense ratios have been restated as a result of a reclassification from acquisition and operating expenses, net of deferrals, to policy fees and other income.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—U.S. Mortgage Insurance

	2007	2006
	Q1	Q4	Q3	Q2	Q1
Risk In-force by Credit Quality
Flow by FICO Scores >619 (%)	91%	91%	91%	92%	92%
Flow by FICO Scores 575-619	7%	7%	7%	6%	6%
Flow by FICO Scores <575	2%	2%	2%	2%	2%

Bulk by FICO Scores >619	98%	97%	95%	95%	94%
Bulk by FICO Scores 575-619	1%	2%	3%	3%	4%
Bulk by FICO Scores <575	1%	1%	2%	2%	2%
Primary A minus and sub-prime	11.5%	11.2%	11.1%	10.8%	10.6%

Primary Loans
Primary total loans in-force	800,110	778,311	744,867	740,091	740,562
Primary total loans in default	23,370	24,296	23,083	22,069	23,127
Primary loans total default rate	2.9%	3.1%	3.1%	3.0%	3.1%

Flow loans in-force	646,004	638,833	631,181	628,744	632,759
Flow loans in default	21,804	22,966	22,001	21,021	22,070
Flow loans default rate	3.4%	3.6%	3.5%	3.3%	3.5%

Bulk loans in-force	154,106	139,478	113,686	111,347	107,803
Bulk loans in default	1,566	1,330	1,082	1,048	1,057
Bulk loans default rate	1.0%	1.0%	1.0%	0.9%	1.0%

A minus and sub-prime loans in-force	79,405	75,234	72,678	70,595	69,066
A minus and sub-prime loans in default	6,875	7,258	6,773	6,185	6,064
A minus and sub-prime loans default rate	8.7%	9.6%	9.3%	8.8%	8.8%

Pool Loans
Insured loans in-force	20,074	21,597	17,926	18,142	18,613
Pool loans in default	415	402	446	477	500
Pool loans default rate	2.1%	1.9%	2.5%	2.6%	2.7%

Claims Paid (dollar amounts in millions)
Primary Claims Paid (includes LAE)	$37.5	$36.0	$36.0	$32.2	$30.6
Pool Claims Paid (includes LAE)	$0.1	$0.2	$—	$0.4	$0.1
Primary Average Claim Severity	101%	99%	98%	95%	96%

Other Measures
Flow Persistency	78%	76%	74%	71%	72%
Gross written premiums ceded to captives/total direct written premiums	22%	23%	23%	24%	24%
Risk to capital ratio(1)	8.8:1	8.6:1	7.9:1	8.0:1	8.1:1

(1)

Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingent reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for our U.S. mortgage insurance business was computed as of the beginning of the period indicated.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Primary Risk In-force and Primary Default Rate

by Region and State

	March 31, 2007		December 31, 2006		March 31, 2006
	% of Primary Risk In-force	Primary Default Rate	% of Primary Risk In-force	Primary Default Rate	% of Primary Risk In-force	Primary Default Rate
By Region
Southeast(1)	26%	3.14%	26%	3.36%	25%	3.33%
South Central(2)	17	2.91%	17	3.18%	17	3.85%
Northeast(3)	13	3.16%	13	3.34%	14	3.29%
North Central(4)	12	2.62%	12	2.80%	12	2.54%
Great Lakes(5)	10	4.44%	10	4.75%	10	4.33%
Pacific(6)	8	1.52%	8	1.44%	8	1.54%
Plains(7)	6	2.31%	6	2.52%	6	2.28%
New England(8)	4	2.63%	4	2.66%	4	2.33%
Mid-Atlantic(9)	4	2.07%	4	2.21%	4	2.15%

Total	100%	2.92%	100%	3.12%	100%	3.12%

By State
Florida	9%	2.33%	9%	2.17%	9%	1.93%
Texas	7%	3.44%	7%	3.89%	7%	4.26%
New York	6%	2.43%	6%	2.59%	6%	2.48%
Illinois	5%	2.93%	5%	3.08%	5%	2.83%
Georgia	4%	4.01%	4%	4.22%	4%	4.08%
North Carolina	4%	3.50%	4%	4.04%	4%	3.91%
Pennsylvania	4%	4.11%	4%	4.47%	4%	4.42%
Ohio	4%	4.70%	4%	4.96%	4%	4.59%
California	4%	1.20%	3%	0.99%	3%	0.94%
New Jersey	3%	3.19%	3%	3.14%	3%	3.11%

(1)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee

(2)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah

(3)	New Jersey, New York and Pennsylvania

(4)	Illinois, Minnesota, Missouri and Wisconsin

(5)	Indiana, Kentucky, Michigan and Ohio

(6)	Alaska, California, Hawaii, Nevada, Oregon and Washington

(7)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming

(8)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont

(9)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

U.S. Mortgage Insurance Loan Portfolio

(amounts in millions)

	March 31, 2007	December 31, 2006	March 31, 2006
Primary risk-in-force lender concentration (by original applicant)	$23,991	$23,267	$21,788
Top 10 lenders	9,168	8,829	8,485
Top 20 lenders	11,988	11,456	10,931

Loan-to-value ratio
95.01% and above	$5,812	$5,378	$4,314
90.01% to 95.00%	8,137	8,141	8,258
80.01% to 90.00%	9,148	9,028	8,800
80.00% and below	894	720	416

Total	$23,991	$23,267	$21,788

Loan grade
Prime	$21,233	$20,670	$19,473
A minus and sub-prime	2,758	2,597	2,315

Total	$23,991	$23,267	$21,788

Loan type(1)
Fixed rate mortgage	$22,332	$21,729	$20,356
Adjustable rate mortgage	1,659	1,538	1,432

Total	$23,991	$23,267	$21,788

Type of documentation
Alt A	$1,586	$1,517	$1,189
Standard	22,405	21,750	20,599

Total	$23,991	$23,267	$21,788

Mortgage term
15 years and under	$398	$441	$660
More than 15 years	23,593	22,826	21,128

Total	$23,991	$23,267	$21,788

(1)	For loan type in this table, any loan with an interest rate that is fixed for an initial term of five years or more is categorized as a fixed rate mortgage.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Primary Insurance In-force and Risk In-Force

(dollar amounts in millions)

	As of March 31, 2007
Policy Year	Average Rate	Primary insurance in-force	Percent of total	Primary risk in-force	Percent of total
1997 and Prior	8.13%	$2,449	2.0%	$601	2.5%
1998	7.14%	972	0.8%	256	1.1%
1999	7.29%	1,154	1.0%	292	1.2%
2000	8.14%	737	0.6%	181	0.8%
2001	7.36%	2,702	2.2%	665	2.8%
2002	6.72%	6,672	5.5%	1,607	6.7%
2003	5.63%	24,933	20.7%	4,290	17.9%
2004	5.83%	13,790	11.4%	3,003	12.5%
2005	5.97%	19,588	16.3%	4,796	20.0%
2006	6.67%	34,715	28.9%	6,423	26.7%
2007	6.90%	12,814	10.6%	1,877	7.8%

Total portfolio	6.35%	$120,526	100.0%	$23,991	100.0%

Corporate and Other

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Net Loss and Net Operating Loss—Corporate and Other

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$7	$3	$10	$7	$7	$27
Net investment income	15	28	20	15	33	96
Net investment gains (losses)	—	9	—	(3)	(18)	(12)
Policy fees and other income	2	2	1	2	2	7

Total revenues	24	42	31	21	24	118

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	1	1	1	3
Acquisition and operating expenses, net of deferrals(1)	21	19	25	15	6	65
Amortization of deferred acquisition costs and intangibles(1)	14	1	2	1	1	5
Interest expense	60	58	51	53	56	218

Total benefits and expenses	95	78	79	70	64	291

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(71)	(36)	(48)	(49)	(40)	(173)
Benefit from income taxes	(24)	(10)	(15)	(14)	(13)	(52)

NET LOSS FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF ACCOUNTING CHANGE	(47)	(26)	(33)	(35)	(27)	(121)
Cumulative effect of accounting change, net of taxes	—	—	—	—	4	4

NET LOSS FROM CONTINUING OPERATIONS	(47)	(26)	(33)	(35)	(23)	(117)
ADJUSTMENT TO NET LOSS FROM CONTINUING OPERATIONS:
Net investment (gains) losses, net of taxes and other adjustments	—	(5)	—	1	12	8
Expenses related to reorganization, net of taxes	14	—	—	—	—	—
Cumulative effect of accounting change, net of taxes	—	—	—	—	(4)	(4)

NET OPERATING LOSS	$(33)	$(31)	$(33)	$(34)	$(15)	$(113)

Effective tax rate (operating income)	33.7%	22.4%	29.6%	31.1%	26.9%	27.8%

(1)	Includes pretax reorganization costs for an impairment of internal-use software of $13 million and $8 million of severance and other employee termination related expenses in the first quarter of 2007.

ADDITIONAL FINANCIAL DATA

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Investments Summary

(amounts in millions)

		March 31, 2007		December 31, 2006		September 30, 2006		June 30, 2006		March 31, 2006
		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade
Other public		$24,915	36%	$24,604	35%	$24,259	36%	$23,087	35%	$23,752	36%
Other private		10,657	15	10,653	15	10,476	15	10,193	16	10,163	15
Mortgage and asset-backed		14,513	20	14,438	20	13,170	19	12,629	19	13,158	20
Tax exempt		2,212	3	2,231	3	2,720	4	2,801	4	2,900	4
Non-investment grade		2,816	4	2,758	4	2,891	4	2,844	4	2,785	4
Equity securities:
Common stocks and mutual funds		53	—	52	—	45	—	44	—	45	—
Preferred stocks		147	—	145	—	147	—	143	—	148	—
Commercial mortgage loans		8,508	12	8,357	12	8,182	12	8,072	12	7,769	12
Policy loans		1,494	2	1,489	2	1,493	2	1,480	2	1,356	2
Cash, cash equivalents and short-term investments		2,261	3	2,449	4	2,301	3	2,349	4	1,944	3
Securities lending		2,179	3	2,277	3	1,621	3	935	2	1,597	2
Other invested assets		1,572	2	1,556	2	1,424	2	902	2	1,088	2

Total invested assets and cash		$71,327	100%	$71,009	100%	$68,729	100%	$65,479	100%	$66,705	100%

Public Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$30,435	77%	$30,041	76%	$29,341	74%	$28,204	74%	$28,800	74%
2	Baa	7,315	18	7,496	19	7,971	20	7,758	20	8,347	21
3	Ba	1,325	3	1,320	3	1,425	4	1,430	4	1,496	4
4	B	635	2	611	2	647	2	616	2	544	1
5	Caa and lower	49	—	76	—	22	—	25	—	77	—
6	In or near default	9	—	9	—	9	—	9	—	9	—
Not rated	Not rated	—	—	—	—	—	—	—	—	5	—

	Total public fixed maturities	$39,768	100%	$39,553	100%	$39,415	100%	$38,042	100%	$39,278	100%

Private Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$8,944	58%	$8,897	59%	$7,972	57%	$7,530	56%	$7,634	57%
2	Baa	5,603	37	5,493	36	5,341	38	5,231	39	5,193	39
3	Ba	658	4	579	4	592	4	535	4	445	3
4	B	102	1	132	1	172	1	163	1	160	1
5	Caa and lower	30	—	5	—	12	—	13	—	13	—
6	In or near default	7	—	7	—	11	—	39	—	34	—
Not rated	Not rated	1	—	18	—	1	—	1	—	1	—

	Total private fixed maturities	$15,345	100%	$15,131	100%	$14,101	100%	$13,512	100%	$13,480	100%

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Fixed Maturities Summary

(amounts in millions)

	March 31, 2007		December 31, 2006		September 30, 2006		June 30, 2006		March 31, 2006
	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
Fixed Maturities—Security Sector:
U.S. government, agencies & government sponsored entities	$516	1%	$864	2%	$689	1%	$665	1%	$635	1%
Tax exempt	2,220	4	2,231	4	2,720	5	2,802	5	2,900	6
Foreign government	1,736	3	1,765	3	1,770	3	1,842	4	1,824	4
U.S. corporate	25,013	45	24,656	45	24,730	46	24,051	47	24,950	47
Foreign corporate	10,993	20	10,632	19	10,335	20	9,457	18	9,183	17
Mortgage-backed(1)	9,639	18	9,212	17	8,508	16	8,130	16	8,633	16
Asset-backed(1)	4,996	9	5,324	10	4,764	9	4,607	9	4,633	9

Total fixed maturities	$55,113	100%	$54,684	100%	$53,516	100%	$51,554	100%	$52,758	100%

Corporate Bond Holdings—Industry Sector:
Finance and insurance	$13,010	36%	$12,461	35%	$11,832	34%	$11,202	33%	$11,485	34%
Utilities and energy	6,370	18	6,238	18	6,345	18	6,073	18	6,472	19
Consumer—non cyclical	4,210	12	4,136	12	4,219	12	4,085	12	4,419	13
Consumer—cyclical	2,503	7	2,497	7	2,464	7	2,413	7	2,306	7
Capital goods	2,142	6	2,115	6	1,954	6	1,840	6	1,798	5
Industrial	1,734	5	1,762	5	1,998	6	2,027	6	2,016	6
Technology and communications	2,479	7	2,469	7	2,497	7	2,431	7	2,511	7
Transportation	1,236	3	1,230	3	1,235	3	1,207	4	1,217	3
Other	2,322	6	2,380	7	2,521	7	2,230	7	1,909	6

Total	$36,006	100%	$35,288	100%	$35,065	100%	$33,508	100%	$34,133	100%

Fixed Maturities—Contractual Maturity Dates:
Due in one year or less	$2,192	4%	$2,342	4%	$2,902	5%	$2,867	6%	$2,729	5%
Due after one year through five years	10,487	19	10,416	19	9,984	19	9,567	18	9,780	19
Due after five years through ten years	9,999	18	9,900	18	10,264	19	10,229	20	10,512	20
Due after ten years	17,800	32	17,490	32	17,094	32	16,154	31	16,471	31

Subtotal	40,478	73	40,148	73	40,244	75	38,817	75	39,492	75
Mortgage and asset-backed	14,635	27	14,536	27	13,272	25	12,737	25	13,266	25

Total fixed maturities	$55,113	100%	$54,684	100%	$53,516	100%	$51,554	100%	$52,758	100%

(1)

We had $6,064 million of residential mortgage-backed securities included in mortgage-backed and asset-backed securities, of which $2,045 million are investment grade securities which are collateralized by sub-prime loans as of March 31, 2007.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Commercial Mortgage Loans Data

(amounts in millions)

	March 31, 2007		December 31, 2006		September 30, 2006		June 30, 2006		March 31, 2006
Summary of Commercial Mortgage Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$2,303	27%	$2,321	28%	$2,372	29%	$2,359	29%	$2,267	29%
South Atlantic	1,870	22	1,798	21	1,721	21	1,703	21	1,634	21
Middle Atlantic	1,124	13	1,115	13	1,117	14	1,105	14	1,105	14
East North Central	858	10	835	10	829	10	835	10	867	11
Mountain	821	10	815	10	759	9	718	9	609	8
West South Central	344	4	357	4	331	4	365	4	344	4
West North Central	549	7	535	7	531	6	473	6	451	6
East South Central	292	3	280	3	306	4	303	4	293	4
New England	360	4	311	4	224	3	219	3	222	3

Subtotal	8,521	100%	8,367	100%	8,190	100%	8,080	100%	7,792	100%

Allowance for losses	(17)		(15)		(14)		(15)		(30)
Unamortized fees and costs	4		5		6		7		7

Total	$8,508		$8,357		$8,182		$8,072		$7,769

Property Type
Office	$2,364	28%	$2,319	28%	$2,334	29%	$2,349	29%	$2,291	29%
Industrial	2,258	27	2,211	26	2,184	27	2,174	27	2,155	28
Retail	2,238	26	2,203	26	2,158	26	2,089	26	2,067	27
Apartments	972	11	987	12	995	12	976	12	950	12
Mixed use/other	689	8	647	8	519	6	492	6	329	4

Subtotal	8,521	100%	8,367	100%	8,190	100%	8,080	100%	7,792	100%

Allowance for losses	(17)		(15)		(14)		(15)		(30)
Unamortized fees and costs	4		5		6		7		7

Total	$8,508		$8,357		$8,182		$8,072		$7,769

	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,583	42%	$3,557	43%	$3,545	43%	$3,491	43%	$3,757	48%
$5 million but less than $10 million	1,944	23	1,885	23	1,845	23	1,870	23	1,813	24
$10 million but less than $20 million	1,674	20	1,638	19	1,640	20	1,537	19	1,342	17
$20 million but less than $30 million	461	5	507	6	558	7	548	7	474	6
$30 million and over	859	10	781	9	603	7	635	8	407	5

Subtotal	8,521	100%	8,368	100%	8,191	100%	8,081	100%	7,793	100%

Net premium/discount	—		(1)		(1)		(1)		(1)

Total	$8,521		$8,367		$8,190		$8,080		$7,792

Allowance for Losses on Commercial Mortgage Loans
Beginning balance	$15		$14		$15		$30		$31
Provisions	2		1		—		—		—
Releases	—		—		(1)		(15)		(1)

Ending balance	$17		$15		$14		$15		$30

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

General Account GAAP Net Investment Income Yields

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
GAAP Net Investment Income
Fixed maturities—taxable(1)	$774	$778	$724	$720	$708	$2,930
Fixed maturities—non-taxable	25	28	32	31	31	122
Commercial mortgage loans	130	127	125	136	119	507
Equity securities	7	3	6	7	7	23
Other investments	10	19	9	12	11	51
Policy loans	34	34	32	32	30	128
Restricted investments held by securitization entities	—	—	—	—	7	7
Cash, cash equivalents and short-term investments	27	35	23	20	17	95

Gross investment income before expenses and fees	1,007	1,024	951	958	930	3,863

Expenses and fees	(23)	(21)	(19)	(18)	(18)	(76)

Net investment income	$984	$1,003	$932	$940	$912	$3,787

Annualized Yields
Fixed maturities—taxable(1)	5.9%	6.1%	5.8%	5.8%	5.7%	5.8%
Fixed maturities—non-taxable	4.8%	4.8%	4.7%	4.5%	4.4%	4.7%
Commercial mortgage loans	6.2%	6.1%	6.2%	6.9%	6.3%	6.4%
Equity securities	15.2%	8.0%	15.9%	16.1%	12.3%	12.3%
Other investments	5.4%	12.2%	6.7%	10.3%	10.5%	9.9%
Policy loans	9.0%	9.0%	8.5%	9.1%	8.8%	8.9%
Restricted investments held by securitization entities	—	—	—	—	8.2%	5.1%
Cash, cash equivalents and short-term investments	4.6%	5.8%	4.0%	3.6%	3.6%	4.3%

Gross investment income before expenses and fees	5.9%	6.1%	5.8%	5.9%	5.8%	5.9%

Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	5.8%	6.0%	5.7%	5.8%	5.7%	5.8%

Yields for fixed maturities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other investments, are calculated net of the corresponding securities lending liability. All other yields are based on average carrying values.

(1)

Includes a $22 million adjustment in the fourth quarter of 2006 reflecting imputed investment income related to reinsurance assumed in our payment protection business previously reflected as risk transfer and adjusted in the fourth quarter of 2006 to reflect deposit accounting.

RECONCILIATIONS OF NON-GAAP MEASURES

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Reconciliation of Operating ROE

(amounts in millions)

	Twelve months ended
	March 31, 2007	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006
GAAP Basis ROE
Net income for the twelve months ended (1)	$1,318	$1,328	$1,262	$1,265	$1,233
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (2)	$12,046	$11,987	$11,876	$11,716	$11,533
GAAP Basis ROE (1) divided by (2)	10.9%	11.1%	10.6%	10.8%	10.7%

Operating ROE
Net operating income for the twelve months ended (1)	$1,320	$1,317	$1,253	$1,259	$1,207
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (2)	$12,046	$11,987	$11,876	$11,716	$11,533
Operating ROE (1) divided by (2)	11.0%	11.0%	10.6%	10.7%	10.5%

(1)	The twelve months ended information is derived by adding the four most recent quarters of net income and net operating income.

(2)	Quarterly average stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging ending stockholders’ equity, excluding accumulated other comprehensive income, but including equity related to discontinued operations, for the most recent five quarters.

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income divided by average ending stockholders’ equity, excluding accumulated other comprehensive income (AOCI) in average ending stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income divided by average ending stockholders’ equity.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Reconciliation of Expense Ratio

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals (1)	$489	$446	$493	$483	$436	$1,858
Total revenues (2)	$2,710	$2,657	$2,615	$2,571	$2,442	$10,285

Expense ratio (1) divided by (2)	18.0%	16.8%	18.9%	18.8%	17.9%	18.1%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$489	$446	$493	$483	$436	$1,858
Less payment protection insurance business	181	142	187	182	172	683
Less expenses related to reorganization(A)	8	—	—	—	—	—

Adjusted acquisition and operating expenses, net of deferrals (3)	$300	$304	$306	$301	$264	$1,175

Total revenues	$2,710	$2,657	$2,615	$2,571	$2,442	$10,285
Less payment protection insurance business	357	273	340	352	319	1,284
Less net investment gains (losses)	(19)	8	(6)	(49)	(22)	(69)

Adjusted total revenues (4)	$2,372	$2,376	$2,281	$2,268	$2,145	$9,070

Adjusted expense ratio (3) divided by (4)	12.6%	12.8%	13.4%	13.3%	12.3%	13.0%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s payment protection insurance business. The payment protection insurance business is excluded from this ratio as its expense base is comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

(A)	Includes severance and other employee related expenses associated with our reorganization announced in the first quarter of 2007.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Reconciliation of Core Premiums

(amounts in millions)

	2007	2006
	Q1	Q4	Q3	Q2	Q1	Total
Reported premiums	$1,511	$1,446	$1,505	$1,480	$1,371	$5,802
Less payment protection insurance run-off and Travel Insurance premiums	15	6	22	37	25	90
Less retirement income—spread-based premiums	154	146	210	200	180	736

Core premiums	$1,342	$1,294	$1,273	$1,243	$1,166	$4,976

Reported premium percentage change from prior year	10.2%
Core premium percentage change from prior year	15.1%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums on run-off and Travel Insurance blocks in our payment protection insurance business and less premiums from our spread-based retail business. The retirement income—spread-based premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Reconciliation of Core Yield

		2007	2006
	(Assets—amounts in billions)	Q1	Q4	Q3	Q2	Q1
	Reported—Total Invested Assets and Cash	$71.3	$71.0	$68.7	$65.5	$66.7
	Subtract:
	Securities lending	2.2	2.3	1.6	0.9	1.6
	Unrealized gains (losses)	1.0	1.2	0.6	(0.7)	0.2
	Derivative counterparty collateral	0.3	0.4	0.4	0.2	0.3

	Adjusted end-of-period invested assets	$67.8	$67.1	$66.1	$65.1	$64.6

(A)	Average Invested Assets used in Reported Yield	$67.5	$66.6	$65.6	$64.8	$64.5
	Subtract: limited partnership investments (average balance)	0.2	0.2	0.2	0.1	0.1

(B)	Average Invested Assets used in Core Yield Calculation	67.3	66.4	65.4	64.7	64.4
	Subtract: portfolios supporting floating and short-term products	12.2	11.0	10.4	10.0	9.1

(C)	Average Invested Assets used in Core Yield (excl. Floating & Short-Term) Calculation	$55.1	$55.4	$55.0	$54.7	$55.3

	(Income - amounts in millions)

(D)	Reported - Net Investment Income	$984	$1,003	$932	$940	$912
	Subtract certain investment items (1)	29	54	9	38	27

(E)	Core Net Investment Income	955	949	923	902	885
	Subtract: investment income from portfolios supporting floating and short-term products	180	165	147	139	120

(F)	Core Net Investment Income (excl. Floating and Short-Term)	$775	$784	$776	$763	$765

(D)/(A)	Reported Yield	5.8%	6.0%	5.7%	5.8%	5.7%
(E)/(B)	Core Yield	5.7%	5.7%	5.6%	5.6%	5.5%
(F)/(C)	Core Yield (excl. Floating and Short-Term)	5.6%	5.7%	5.6%	5.6%	5.5%

Notes:	—Columns may not add due to rounding.
—Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)

Includes bond calls, prepayments, limited partnerships, commercial mortgage loan loss reserves and other items. This amount also includes a $22 million reclassification in the fourth quarter of 2006 reflecting imputed investment income related to certain reinsurance assumed in our payment protection insurance business reclassified from reinsurance accounting to the deposit method of accounting.

CORPORATE INFORMATION

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, S&P, Moody’s and Fitch as follows:

Company	A.M. Best rating	S&P rating	Moody’s rating	Fitch rating
Genworth Life Insurance Company of New York	A+	AA-	Aa3	AA-
Genworth Life and Annuity Insurance Company	A+	AA-	Aa3	AA-
Genworth Life and Annuity Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated
Genworth Life and Health Insurance Company	A	AA-	Not rated	Not rated
Genworth Life Insurance Company	A+	AA-	Aa3	AA-
Genworth Life Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated
Continental Life Insurance Company of Brentwood, Tennessee	A	Not rated	Not rated	Not rated

Our mortgage insurance subsidiaries are rated by S&P, Moody’s and Fitch as follows:

Company	S&P rating	Moody’s rating	Fitch rating
Genworth Mortgage Insurance Corporation	AA	Aa2	AA
Genworth Financial Mortgage Insurance Pty. Limited	AA	Aa2	AA
Genworth Financial Mortgage Insurance Limited	AA	Aa2	AA
Genworth Residential Mortgage Insurance Corporation of NC	AA	Aa2	AA
Private Residential Mortgage Insurance Corporation	Not rated	Aa2	AA
Genworth Financial Mortgage Insurance Company Canada(1)	AA	Not rated	Not rated

(1)	Genworth Financial Mortgage Insurance Company Canada is also rated “AA” by Dominion Bond Rating Service (DBRS).

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its “A+” (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The “A+” (Superior) rating is the second-highest of fifteen ratings assigned by A.M. Best, which range from “A++” to “S”.

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. The “AA” range is the second-highest of the four ratings ranges that meet these criteria, and also is the second-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (-) shows relative standing in a rating category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of S&P’s 20 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. Within this category, the designation of a plus sign (+) indicates capacity to meet its financial commitments is extremely strong.

GENWORTH FINANCIAL, INC.

1Q 2007 FINANCIAL SUPPLEMENT

Industry Ratings (continued)

Moody’s states that insurance companies rated “Aa” (Excellent) offer excellent financial security. Moody’s states that companies in this group constitute what are generally known as high-grade companies. The “Aa” range is the second-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the “Aa2” and “Aa3” ratings are the third- and fourth-highest of Moody’s 21 ratings categories. Short-term rating "P1" is the highest rating and shows superior ability for repayment of short-term debt obligations.

Fitch states that ‘‘AA’’ (Very Strong) rated insurance companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small. The ‘‘AA’’ rating category is the second-highest of eight financial strength rating categories, which range from ‘‘AAA’’ to ‘‘D.’’ The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the ‘‘AAA’’ category or to ratings below the ‘‘CCC’’ category. Accordingly, the ‘‘AA’’ and ‘‘AA-’’ ratings are the third- and fourth-highest of Fitch’s 24 ratings categories.

DBRS states that long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A.M. Best, S&P, Moody’s, Fitch and DBRS review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

On April 4, 2007, AM Best upgraded Continental Life Insurance Company from an “A-” to “A”. In addition, the outlook was changed from positive to stable.

About Genworth Financial

Genworth is a leading financial security company meeting the retirement, longevity and lifestyle protection, investment and mortgage insurance needs of more than 15 million customers, with a presence in more than 25 countries. For more information, visit www.genworth.com.

Inquiries:

Alicia Charity, 804-662-2248

alicia.charity@genworth.com

Linnea Olsen, 804-662-2536

linnea.olsen@genworth.com